INVESTOR PRESENTATION May, June, and July 2019

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES Denny’s Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. In addition, certain matters discussed may constitute forward-looking statements. These forward-looking statements, which reflect the Company’s best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expects”, “anticipates”, “believes”, “intends”, “plans”, “hopes”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: the competitive pressures from within the restaurant industry; the level of success of the Company’s operating initiatives, advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses, such as avian flu, or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy, particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 26, 2018 (and in the Company’s subsequent quarterly reports on Form 10-Q). The presentation includes references to the Company’s non-GAAP financials measures. All such measures are designated by an asterisk (*). The Company believes that, in addition to other financial measures, Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share are appropriate indicators to assist in the evaluation of its operating performance on a period-to- period basis. The Company also uses Adjusted EBITDA and Adjusted Free Cash Flow internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including bonuses for certain employees. Adjusted EBITDA is also used to evaluate its ability to service debt because the excluded charges do not have an impact on its prospective debt servicing capability and these adjustments are contemplated in its credit facility for the computation of its debt covenant ratios. Adjusted Free Cash Flow, defined as Adjusted EBITDA less cash portion of interest expense net of interest income, capital expenditures, and cash taxes, is used to evaluate operating effectiveness and decisions regarding the allocation of resources. However, Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share should be considered as a supplement to, not a substitute for, operating income, net income or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non-GAAP reconciliations. INVESTOR PRESENTATION 2

DENNY'S INVESTMENT HIGHLIGHTS

Consistently Growing Same-Store Sales[1]	• Guiding for our 9th consecutive year of domestic system-wide same-store sales[1] growth • Strong same-store sales[1] performance relative to peers
Global Development	• ~350 new restaurants opened since 2011 (~20% of the system)[2] • ~60 international locations opened since 2011[2] • Enhanced international development agreements
Strong Adjusted Free Cash Flow* and Shareholder Return	• Generated nearly $390M in Adjusted Free Cash Flow* over the last 8 years[2] • Approximately $445M allocated to share repurchase program since November 2010[3]
Refranchising and Real Estate Strategy	• Transitioning to a lower risk business model expected to have accretive impacts on Adjusted Earnings per Share* and Adjusted Free Cash Flow* • Upgrading the quality of real estate portfolio through a series of like-kind exchanges

* See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow.

1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the prior year. Total operating revenue is limited to company restaurant sales and royalties, fees and occupancy revenue from franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP.
2. Data as of December 26, 2018, the end of Fiscal Fourth Quarter 2018.
3. Data as of April 29, 2019 (First Quarter 2019 earnings released on April 30, 2019).

INVESTOR PRESENTATION 3

EXECUTION OF BRAND REVITALIZATION STRATEGY DRIVING RESULTS “Become the World’s Largest, Most Admired and Beloved Family of Local Restaurants” Deliver a Consistently Grow Drive Profitable Differentiated and Operate the Global Growth for All Relevant Brand Great Restaurants Franchise Stakeholders Enabled Through Technology and Training + Close Collaboration with Franchise Partners INVESTOR PRESENTATION 4

DELIVERING A DIFFERENTIATED AND RELEVANT BRAND Welcome to America’s Diner where we serve classic, comforting food at a fair price around the clock for unpretentious, everyday occasions. Food Service Atmosphere INVESTOR PRESENTATION 5

MENU EVOLUTION TO MATCH GUESTS’ NEEDS FOCUS ON BETTER QUALITY, MORE CRAVEABLE PRODUCTS Approximately 80% of Core Menu Entrées Changed or Improved Since Our Revitalization Began Leading to Significant Improvement in Taste and Quality Scores and Sales Growth INVESTOR PRESENTATION 6

NEWEST LIMITED TIME ONLY OFFERINGS FEATURED PRODUCTS INCLUDE NEW CREPES AND CRAVEABLE COMFORT ITEMS INVESTOR PRESENTATION 7

EVERYDAY VALUE HELPING TO DRIVE TRAFFIC  High awareness as 1 in 5 guests say they visit Denny’s because of $2468 Value Menu  Utilize local and national media targeting popular products like $4 Everyday Value Slam  ~18% average incidence rate of $2468 Value Menu since national launch in April 2010, ranging from approximately 14% to 23%  Positive guest response to new LTO value entrées INVESTOR PRESENTATION 8

DENNY’S ON DEMAND Sales by Channel1 Share of Transactions by Daypart1 100% 5% 4% 40% 39% 7% 8% 90% 30% 29% 80% 26% 25% 20% 23% 21% 23% 88% 88% 70% 10% 14% 60% 0% Company Franchise Breakfast Lunch Dinner Late Night Dine In Pick Up Delivery Off-Premise Transactions Dine-In Transactions 2 Delivery Status Online Transactions by Age1 100% 50% 94% 80% 91% 88% 89% 40% 44% 78% 79% 60% 30% 40% 20% 25% 20% 10% 11% 13% 7% 0% 0% Company Domestic Franchise Total Domestic 18 - 24 25 - 34 35 - 44 45 - 54 55+ Eligible for Delivery Active with Delivery 1. Data for the Fiscal First Quarter 2019. 2. Data as of March 27, 2019, the end of Fiscal First Quarter 2019. INVESTOR PRESENTATION 9

THE MODERN AMERICAN FAMILY Who they are:  Largely identify as part of the Millennial generation  Have a family-first focus and are increasingly becoming multi-generational (especially amongst Hispanics)  Mobile-centric and constantly have access to multiple screens How we are connecting with them: TV Digital Video Content Digital & Social Data & Tech Search INVESTOR PRESENTATION 10

REMODEL PROGRAM ENHANCING TRAFFIC AND SCORES Q1 20191 Estimated Year End 2019 ~83% System ~90% ~100% Company System 1. Data as of March 27, 2019, the end of Fiscal First Quarter 2019. Includes new openings and international restaurants. INVESTOR PRESENTATION 11

HERITAGE REMODEL KEY TO REVITALIZING LEGACY BRAND New Denny’s New LegacyDenny’s INVESTOR PRESENTATION 12

FOCUS ON CONSISTENTLY OPERATING GREAT RESTAURANTS LEADING TO SUSTAINED IMPROVEMENT • Investments in training talent, tools, and strategies, such as Ignite E-Learning and our latest Delight & Make It Right service programs, driving improvements in service scores • Denny’s Pride Review Program used to evaluate and share best practices • Close collaboration with franchisees executing remodels, improving speed of service, and growing margins INVESTOR PRESENTATION 13

GLOBAL DEVELOPMENT Growth Initiatives Enabled Approximately 350 New Restaurant Openings Since 2011 With 95% Opened by Franchisees1 70 61 60 5 50 50 46 45 40 5 38 14 39 40 8 6 6 7 30 30 56 9 41 20 37 36 34 32 32 10 21 0 2011 2012 2013 2014 2015 2016 2017 2018 Domestic Openings International Openings System Openings 1. Data as of December 26, 2018, the end of Fiscal Fourth Quarter 2018. INVESTOR PRESENTATION 14

DOMESTIC FOOTPRINT Approximately 1,600 Restaurants in the U.S.1 with Strongest Presence in West Coast, Southwest, Texas, and Florida TOP 10 U.S. MARKETS1 DMA UNITS Los Angeles 178 6 5 Phoenix 66 11 8 Houston 61 1 25 Dallas/Ft. Worth 53 2 Sacramento/Stockton 51 San Francisco/Oakland 44 Orlando/Daytona 41 San Diego 39 6 Chicago 38 Miami/Ft. Lauderdale 35 1. Data as of March 27, 2019, the end of Fiscal First Quarter 2019. INVESTOR PRESENTATION 15

INTERNATIONAL FOOTPRINT International Presence of 132 Restaurants in 13 Countries and U.S. Territories has Grown by Over 50% Since Year End 20101 United States 1,573 Canada 74 Puerto Rico 14 Mexico 11 New Zealand 7 Honduras Guatemala City Philippines 7 Honduras 6 Costa Rica 3 United Arab Emirates 3 Guam 2 United Kingdom 2 El Salvador 1 Guatemala 1 Dubai Philippines Aruba 1 1. Data as of March 27, 2019, the end of Fiscal First Quarter 2019. INVESTOR PRESENTATION 16

STRONG PARTNERSHIP WITH FRANCHISEES Well Diversified, Experienced, and Energetic Group of 246 Franchisees Ownership of 1,535 Franchisee Restaurants1 Number of Total Franchise Number of Total Franchise • 35 franchisees with more than 10 Franchise Units as % of Franchisees Units restaurants each collectively comprise Units Total over 60% of the franchise system 1 85 85 5% 2 – 5 92 257 17% • Largest-ever turnout at the 2018 Annual 6 – 10 34 260 17% Denny’s Franchisee Association 11 – 15 12 149 10% Convention is evidence of our growing 16 – 30 13 277 18% momentum and brand relevance > 30 10 507 33% Total 246 1,535 100% 1. Data as of March 27, 2019, the end of Fiscal First Quarter 2019. INVESTOR PRESENTATION 17

STRONG COLLABORATION WITH FRANCHISEES

Denny's Franchisee Association

Denny's Franchisee Association

Annual Convention
Steering Committee Meetings
Joint Board Meetings

Marketing Brand Advisory Council


NEW! Super
MEAT LOVERS
SLAM
3 SAUSAGE LINKS • 3 BACON STRIPS
2 PANCAKES • 2 EGGS
$5.99

Menu Innovation
Media Support
Product Testing

Operations Brand Advisory Council



Training Initiatives
PRIDE Reviews
Operations Support

Supply Chain Oversight Committee



Purchase product for system
Outperformed PPI by avg of ~1ppt each year over the last decade

Development Brand Advisory Council



Successful Heritage Remodels
Prototype Development
Lease & Asset Management

Technology Brand Advisory Council


Denny's
ON DEMAND

Customer Facing Technology
Denny's On Demand
Common POS Platform

INVESTOR PRESENTATION 18

REFRANCHISING STRATEGY Divider Slide: Recent Performance INVESTOR PRESENTATION 19

REFRANCHISING STRATEGY – Planned Objectives  In October 2018, we announced a plan to transition to a 95% to 97% franchised brand over a period of 18 months.  Sell 90 to 125 Company operated restaurants  Stimulate growth through attached development commitments  Generate over $100 million in pre-tax proceeds  Reduce annual cash capital expenditures by $7 - $10 million with a more asset-light business model  Moderately increase leverage  Deliver shareholder-friendly returns INVESTOR PRESENTATION 20

REFRANCHISING STRATEGY – Annual Impact Estimated Refranchising Impact Restaurants to be refranchised 90 - 125 Estimated Adjusted EBITDA* Impact ($20M - $27M) + Incremental Royalties (@4.5%) $8M - $11M + Incremental Rent $2M - $3M + Cost Savings $10M - $12M Net Adjusted EBITDA* Impact ~$0 + Benefit of lower maintenance Cash CapEx $7M - $10M Adjusted Free Cash Flow* Impact $7M - $10M * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. INVESTOR PRESENTATION 21

REFRANCHISING – Restaurant Portfolio Restaurant Store Count 1,800 1,750 40 - 50 60 - 70 1,700 56 91 1,650 181 1,600 1,550 1,659 1,500 1,624 1,534 1,450 1,400 Pre Refranchising1 Refranchise 90 Refranchise 125 Franchise Restaurants Company Restaurants Est. Development Commitments Pre Refranchising1 Post Refranchising States with Company Restaurants 21 ~8 DMAs with Company Restaurants 48 ~14 1. Data as of September 26, 2018, the end of Fiscal Third Quarter 2018. INVESTOR PRESENTATION 22

REFRANCHISING – Company Restaurants & Proceeds AUV’s & Margins $4.0 25% $3.5 19% - 21% GAAP) 20% - $3.0 15.3% 1 (non $2.5 15% ($ millions)($ in 10% - 12% $2.0 $1.5 10% $1.0 5% $0.5 $1.9 - $2.1 1 $2.7 - $2.9 Average Unit Volume Volume Unit Average $2.3 $0.0 0% Margin Operating Restaurant What We Are Selling Current Company Portfolio What We Are Keeping AUV Company Restaurant Operating Margin (Non-GAAP) Estimated Refranchising Proceeds Restaurants to be refranchised 90 - 125 AUV of restaurants we are selling $1.9M - $2.1M Company Restaurant Operating Margin (Non-GAAP) 10% - 12% Estimated Multiple 4.0x - 5.0x Pre-tax Refranchising Proceeds >$100M 1. Data for the year ended December 26, 2018, the end of Fiscal Fourth Quarter 2018. INVESTOR PRESENTATION 23

REFRANCHISING – Expected Cost Savings 1 25% 25% G&A % of LTM System-Wide Sales 2.4% 2.3% Total Savings 2.3% 2.2% $10M - $12M 2.2% 2.1% 2.1% 2.1% 2.1% 2.0% 2.0% 1.9% 50% 1.8% Field Support (Operating Margins) Pre Post Refranchising Refranchising Corporate Support (G&A) Franchise Support Cost Sharing (G&A) 1. Source: Company filings as of 5/8/2019. INVESTOR PRESENTATION 24

REFRANCHISING – Debt Leverage Total Net Debt to LTM EBITDA Benchmarking1 6 5 4 5.4x 5.6x 5.7x 3 4.0x 2 3.0x 1 0 Denny’s Current Target Range2 2.5x 3.5x 2.45x 2.79x 3.02x Current Credit Facility Q4 2016 Q4 2017 Q4 2018/Q1 2019 Limitation 1. Source: FactSet based on most recent company filings as of 5/8/2019. 2. Denny’s target leverage guidance (Total Debt / LTM Adjusted EBITDA*) provided in conjunction with credit facility refinance announced October 31, 2017. *See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. . INVESTOR PRESENTATION 25

REAL ESTATE STRATEGY – Planned Objectives Upgrade quality of real estate portfolio through a series of like-kind exchanges  Sell between 25% and 30% of the ~95 properties currently owned1  Generate proceeds of approximately $30 million  Redeploy proceeds to acquire higher quality real estate  Cash proceeds from the sale of property are not captured in Cash Capital Expenditures while purchases of property are included  Completed first like-kind exchange real estate transaction during Q1 2019 for approximately $5 million1 1. Data as of March 27, 2019, the end of Fiscal First Quarter 2019. INVESTOR PRESENTATION 26

RECENT PERFORMANCE Divider Slide: Recent Performance INVESTOR PRESENTATION 27

TOTAL SYSTEM SALES AND ADJUSTED EBITDA* GROWTH Total System Sales Have Grown by Approximately $500 Million Since 2011 Adjusted EBITDA* Growth of 29% Over Last 7 Years Total System Sales1 Adjusted EBITDA* $3.0 $110.0 $105.3 $2.9 $2.9 $105.0 $103.3 $2.9 $100.2 $2.8 $100.0 $2.8 $2.7 $95.0 $2.7 $2.6 $88.8 Ms $90.0 $ $Bs $2.6 $85.0 $83.1 $2.5 $81.7 $2.5 $2.5 $80.0 $78.6 $78.0 $2.4 $2.4 $75.0 $2.3 $70.0 $2.2 $65.0 2011 2012 2013 2014 2015 2016 2017 2018 2011 2012 2013 2014 2015 2016 2017 2018 1. Total system sales is a non-GAAP measure representing the sum of sales generated at all Denny’s locations worldwide, including franchise and licensed restaurants which are non-consolidated entities. Total operating revenue is limited to company * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net restaurant sales and royalties, fees and occupancy revenue from franchised and Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), licensed restaurants. Accordingly, total system sales should be considered as a and Adjusted Free Cash Flow. supplement to, not a substitute for, our results as reported under GAAP. INVESTOR PRESENTATION 28

COMPANY SALES AND MARGINS Steady Growth in Company Restaurant Average Unit Volumes Company Margins Grew Over 17% from 2011 Company Restaurant Company Restaurant AUVs Operating Margin (Non-GAAP) $2.50 $70.0 $65.2 $65.6 $2.35 $2.3 $65.0 $63.2 $2.3 $2.3 $2.2 $2.20 $60.0 $58.7 $2.1 $2.05 $2.0 $55.0 $53.8 Ms Ms $51.5 $ $ $1.9 $1.90 $1.8 $50.0 $45.9 $44.8 $1.75 $45.0 $1.60 $40.0 $1.45 $35.0 2011 2012 2013 2014 2015 2016 2017 2018 2011 2012 2013 2014 2015 2016 2017 2018 INVESTOR PRESENTATION 29

FRANCHISE SALES AND MARGINS Steady Growth in Franchise Restaurant Average Unit Volumes Franchise Operating Margins Grew by ~26% Over the Last 7 Years Franchise Franchise Restaurant AUVs Operating Margin (Non-GAAP) $1.70 $110.0 $1.65 $104.0 $1.6 $105.0 $1.6 $1.60 $98.8 $99.5 $1.6 $1.6 $100.0 $1.55 $94.9 Ms $95.0 $92.9 Ms $1.5 $ $ $1.50 $90.0 $88.0 $88.2 $1.45 $1.4 $1.4 $85.0 $82.6 $1.40 $1.4 $80.0 $1.35 $1.30 $75.0 $1.25 $70.0 2011 2012 2013 2014 2015 2016 2017 2018 2011 2012 2013 2014 2015 2016 2017 2018 INVESTOR PRESENTATION 30

CONSISTENTLY GROWING SAME-STORE SALES1 Eighth Consecutive Year of Positive Domestic System-Wide Same-Store Sales1 Growth Guiding for Ninth Consecutive Year of Positive Domestic System-Wide Same-Store Sales1 Growth 7.0% Domestic System-Wide Same-Store Sales1 6.0% 5.8% 5.0% 4.0% 3.0% 2.8% 2.0% 1.5% 1.4% 1.3% 1.1% 1.3% 0.9% 0.8% 1.0% 1.0% 0.7% 0.5% 0.0% (1.0%) (0.7%) (2.0%) 2011 2012 2013 2014 2015 2016 2017 2018 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the prior year. Total operating revenue is limited to company restaurant sales and royalties, fees and occupancy revenue from franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. INVESTOR PRESENTATION 31

GROWING ADJUSTED NET INCOME PER SHARE* Highly Franchised Business Provides Lower Risk with Additional Upside from Operating Higher Volume Company Restaurants $0.68 $0.70 $50 $0.58 $0.60 $0.55 IncomeNetAdjusted $0.43 $40 $0.50 $0.37 Millions)($ $0.31 $0.40 $30 $0.26 per per Share* $44.6 $0.30 $0.20 $42.3 $40.7 $20 Adjusted Net Adjusted Income $36.7 * $32.9 $0.20 $29.3 $25.2 $19.5 $10 $0.10 $0.00 $0 2011 2012 2013 2014 2015 2016 2017 2018 Adjusted Net Income* Adjusted Net Income per Share* * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. INVESTOR PRESENTATION 32

STRONG ADJUSTED FREE CASH FLOW* GENERATION Nearly $390 Million in Adjusted Free Cash Flow* Generated Over Last the 8 Years 2019 guidance anticipates $20 - $25 million of cash capital expenditures for real estate acquisitions through like-kind exchanges and $9 - $12 million in cash taxes from gains on the sale of restaurants $120 $103 $105 $100 $95 - $100 $100 $89 $82 $83 $32 $79 $78 $31 $34 $80 $35 - $40 $16 $16 $22 $33 $3 $21 $6 $1 $2 $3 $60 $4 $11 $15 $20 $ $ Millions $17 $12 $3 $5 $9 $8 $13 - $16 $8 $52 $51 $40 $48 $49 $49 $50 $45 $42 ~$21 $20 $23 - $26 $0 2011 2012 2013 2014 2015 2016 2017 2018 2019 Guidance** Cash Capital Cash Taxes Cash Interest Adjusted EBITDA* Adjusted Free Cash Flow* * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. ** Full Year Guidance provided in Fourth Quarter 2018 Earnings Release dated February 12, 2019. Guidance reiterated in First Quarter 2019 Earnings Release dated April 30, 2019. INVESTOR PRESENTATION 33

SOLID BALANCE SHEET WITH FLEXIBILITY Growing Adjusted EBITDA* Enables Higher Leverage while Maintaining Financial Flexibility to Make Investments and Return Capital to Shareholders 3.5x $600 TotalDebt 3.0x $500 * 2.5x $400 * 2.0x $300 Millions)($ 1.5x Total Debt / Total $200 Adjusted EBITDA Adjusted 1.0x 0.5x $100 0.0x $0 2010 2011 2012 2013 2014 2015 2016 2017 2018 Total Debt* Total Debt / Adjusted EBITDA* * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. Total Debt is Gross Debt including Finance Lease Obligations. INVESTOR PRESENTATION 34

CONSISTENTLY RETURNING EXCESS CAPITAL TO SHAREHOLDERS Approximately $445 Million Allocated Towards Share Repurchases Since We Started to Return Excess Capital to Shareholders in Late 20101 SHARE REPURCHASES ($ Millions) • Completed $25 million accelerated share repurchase program in March 2019 • During Q1 2019, allocated $8.9 million to $105.8 open market share repurchases $82.9 • Between end of Q1 2019 and April 29, 2019, $68.0 allocated an additional $12.9 million to share $58.7 repurchases for a total of $21.8 million year to date $36.0 • Approximately $107 million remaining in $21.6 $22.2 $24.7 $21.8 existing share repurchase authorization $3.9 program1 Q4 2011 2012 2013 2014 2015 2016 2017 2018 2019 2010 YTD1 1. Data as of April 29, 2019 (First Quarter 2019 earnings released on April 30, 2019). INVESTOR PRESENTATION 35

STOCK PRICE OUTPERFORMANCE Between 2010 and May 6, 2019, Denny’s Stock Price Rose 436%, or 3.2x the S&P Small Cap 600 Index and 1.6x the S&P Small Cap 600 Restaurants Index 500% DENN Up 436% S&P Small Cap 600 Restaurants Index Up 275% 400% S&P Small Cap 600 Index Up 138% 300% 200% 2011 The Beginning of 100% Denny’s Brand Revitalization Announcement 0% Refranchising Oct-18 Oct-11 Oct-12 Oct-13 Oct-14 Oct-15 Oct-16 Oct-17 Apr-18 Apr-11 Apr-12 Apr-13 Apr-14 Apr-15 Apr-16 Apr-17 Apr-19 Feb-18 Jun-18 Feb-11 Jun-11 Feb-12 Jun-12 Feb-13 Jun-13 Feb-14 Jun-14 Feb-15 Jun-15 Feb-16 Jun-16 Feb-17 Jun-17 Feb-19 Dec-18 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Aug-18 Aug-11 Aug-12 Aug-13 Aug-14 Aug-15 Aug-16 Aug-17 (100%) INVESTOR PRESENTATION 36

DENNY’S INVESTMENT HIGHLIGHTS • Consistently growing same-store sales through brand revitalization strategies to enhance food, service, and atmosphere • Global development supported by commitments from refranchising and enhanced international development agreements • Strong Adjusted Free Cash Flow* and shareholder return supported by solid balance sheet with significant flexibility to support brand investments and share repurchase program • Transitioning to a lower risk business model expected to have accretive impacts on Adjusted Earnings per Share* and Adjusted Free Cash Flow* * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. INVESTOR PRESENTATION 37

APPENDIX INVESTOR PRESENTATION 38

EXPERIENCED AND COMMITTED LEADERSHIP TEAM John C. Miller, President and CEO since 2011 with over 30 years experience in restaurant operations and management. Prior to joining Denny’s, served as President of Taco Bueno and spent 17 years with Brinker International where positions held included President of Romano’s Macaroni Grill and President of Brinker’s Mexican Concepts. F. Mark Wolfinger, Executive Vice President, Chief Administrative Officer and Chief Financial Officer since 2005. Previous roles include Chief Financial Officer of Danka Business Systems and senior financial positions with Hollywood Entertainment, Metromedia Restaurant Group (operators of Bennigans, Ponderosa Steakhouse, and Steak & Ale), and the Grand Metropolitan. Christopher D. Bode, Senior Vice President, Chief Operating Officer. Prior to joining Denny’s in 2011, served as Chief Operating Officer of QSR Management, LLC (a franchisee of Dunkin’ Donuts) and Vice President of Development & Construction of Dunkin’ Brands, Inc. Before joining the restaurant industry, served as a United States Navy Communications Specialist. John W. Dillon, Senior Vice President, Chief Brand Officer. Prior to joining Denny’s in 2007, held multiple marketing leadership positions with various organizations, including 10 years with YUM! Brands/Pizza Hut, and was Vice President of Marketing for the National Basketball Association’s Houston Rockets. Stephen C. Dunn, Senior Vice President, Chief Global Development Officer. Prior to joining Denny’s in 2004, held executive-level positions with Church's Chicken, El Pollo Loco, Mr. Gatti's, and TCBY. Earned the distinction of Certified Franchise Executive by the International Franchise Association Educational Foundation. Served as an Infantry Officer in the United States Army. Timothy E. Flemming, Senior Vice President, General Counsel and Chief Legal Officer. Joined the Company in 1993 and has served as General Counsel since 2008 after having served in the same capacity for the primary subsidiaries since 2005. Additional food service experience includes serving as Assistant General Counsel of Compass Group, North America. Michael L. Furlow, Senior Vice President, Chief Information Officer. Prior to joining Denny’s in 2017, served as Chief Information Officer and Senior Vice President of IT at Red Robin Gourmet Burgers and CEC Entertainment, Inc. (an operator and franchisor of Chuck E. Cheese’s and Peter Piper Pizza). Jill A. Van Pelt, Senior Vice President, Chief People Officer. Joined Denny's in 2006 as Senior Director of Total Rewards and named Vice President of Human Resources in 2008. Prior experience includes various positions in Accounting, Human Resources Systems, and Human Resources for Maytag, Coastal Corporation, and Dynegy. Robert P. Verostek, Senior Vice President, Finance. Joined Denny’s in 1999 and served in numerous leadership positions across the Finance and Accounting teams. Named Vice President of Financial Planning and Analysis in 2012. Prior experience includes various accounting roles for Insignia Financial Group. INVESTOR PRESENTATION 39

AWARDS AND COMMENDATIONS • National Association of Corporate Directors (NACD) Directorship 100 2017 (Brenda Lauderback) • Latino Leaders Magazine Most Relevant Latinos in Board Service in the Nation 2017 (José Gutiérrez) • Nations Restaurant News Norman Award 2017 (John C. Miller) • TDn2K Global Best Practices Award 2016 • Nation’s Restaurant News Power List 2016 (John C. Miller) • Diversity Journal’s Women Worth Watching Award 2016 (April Kelly-Drummond) • Savoy Top Influential Women in Corporate America 2016 (April Kelly-Drummond, Brenda Lauderback, and Laysha Ward) • Most Influential Black Corporate Directors 2016 (Brenda Lauderback, George Haywood, and Laysha Ward) • Human Rights Campaign Equality Award Honoree 2016 (Dawn Lafreeda, Franchisee) • Asian Enterprise Top 100 Places to Work for Asian Americans 2016 INVESTOR PRESENTATION 40

NON-GAAP FINANCIAL RECONCILIATIONS

$ Millions (except per share amounts)	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019 YTD
Net Income (loss)	**$112.3**	**$22.3**	**$24.6**	**$32.7**	**$36.0**	**$19.4**	**$39.6**	**$43.7**	**$15.5**
Provision for Income Taxes[2]	(84.0)	12.8	11.5	16.0	17.8	16.5	17.2	8.6	4.7
Operating (Gains) Losses and Other Charges, Net	2.1	0.5	7.1	1.3	2.4	26.9	4.3	2.6	(8.9)
Other Non-Operating (Income) Expense, Net	2.6	7.9	1.1	(0.6)	0.1	(1.1)	(1.7)	0.6	(1.4)
Share-Based Compensation	4.2	3.5	4.9	5.8	6.6	7.6	8.5	6.0	2.3
Deferred Compensation Plan Valuation Adjustments[5]	(0.1)	0.7	1.1	0.5	0.0	0.9	1.6	(1.0)	1.2
Interest Expense, Net	20.0	13.4	10.3	9.2	9.3	12.2	15.6	20.7	5.4
Depreciation and Amortization	28.0	22.3	21.5	21.2	21.5	22.2	23.7	27.0	6.2
Cash Payments for Restructuring Charges & Exit Costs	(2.7)	(3.8)	(2.8)	(2.0)	(1.5)	(1.8)	(1.7)	(1.1)	(0.8)
Cash Payments for Share-Based Compensation	(0.8)	(1.0)	(1.2)	(1.1)	(3.4)	(2.5)	(3.9)	(1.9)	(3.5)
Adjusted EBITDA[5]	$81.7	$78.6	$78.0	$83.1	$88.8	$100.2	$103.3	$105.3	$20.6
Adjusted EBITDA Margin %	15.2%	16.1%	16.9%	17.6%	18.1%	19.8%	19.5%	16.7%	13.6%
Cash Interest Expense	(17.0)	(11.6)	(9.1)	(8.1)	(8.3)	(11.2)	(14.6)	(19.6)	(5.1)
Cash Taxes	(1.1)	(2.0)	(2.8)	(3.8)	(5.4)	(3.0)	(6.4)	(3.3)	(0.4)
Capital Expenditures	(16.1)	(15.6)	(20.8)	(22.1)	(32.8)	(34.0)	(31.2)	(32.4)	(7.8)
Adjusted Free Cash Flow[5]	$47.5	**$49.4**	**$45.3**	**$49.1**	**$42.3**	**$51.9**	**$51.2**	**$50.0**	**$7.2**
Net Income (loss)	**$112.3**	**$22.3**	**$24.6**	**$32.7**	**$36.0**	**$19.4**	**$39.6**	**$43.7**	**$15.5**
Pension Settlement Loss	0.0	0.0	0.0	0.0	0.0	24.3	0.0	0.0	0.0
Losses (Gains) on Sales of Assets and Other, Net	(3.2)	(7.1)	(0.1)	(0.1)	(0.1)	0.0	3.5	(0.5)	(9.5)
Impairment Charges	4.1	3.7	5.7	0.4	0.9	1.1	0.3	1.6	0.0
Early Extinguishment of Debt	1.4	7.9	1.2	0.0	0.3	0.0	0.0	0.0	0.0
Tax Reform	0.0	0.0	0.0	0.0	0.0	0.0	(1.6)	0.0	0.0
Tax Effect of Adjustments[3]	(0.8)	(1.6)	(2.2)	(0.1)	(0.4)	(2.5)	(1.2)	(0.2)	2.4
Adjusted Provision for Income Taxes[4]	(94.3)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted Net Income	**$19.5**	**$25.2**	**$29.3**	**$32.9**	**$36.7**	**$42.3**	**$40.7**	**$44.6**	**$8.5**
Diluted Net Income Per Share	**$1.15**	**$0.23**	**$0.26**	**$0.37**	**$0.42**	**$0.25**	**$0.56**	**$0.67**	**$0.24**
Adjustments Per Share	($0.95)	$0.03	$0.05	$0.00	$0.01	$0.30	$0.02	$0.01	($0.11)
Adjusted Net Income Per Share	**$0.20**	**$0.26**	**$0.31**	**$0.37**	**$0.43**	**$0.55**	**$0.58**	**$0.68**	**$0.13**
Diluted Weighted Average Shares Outstanding (000's)	**99,588**	**96,754**	**92,903**	**88,355**	**84,729**	**77,206**	**70,403**	**65,562**	**63,683**

1. Includes 53 operating weeks.
2. In the fourth quarter of 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income.
3. Tax adjustments for full year 2013, 2014, 2015, 2017 and 2018 use full year effective tax rates of 31.9%, 32.9%, 33.0%, 30.3% and 16.4%, respectively. Tax adjustments for full year 2011 and 2012 are calculated using the Company's full year 2012 effective tax rate of 36.4%. The tax adjustment for the loss on pension termination for the year ended December 28, 2016 is calculated using an effective tax rate of 8.8%. The remaining tax adjustments for the year ended December 28, 2016 are calculated using the Company's effective tax rate of 30.9%. Tax adjustments for the gains on sales of assets and other, net in 2019 YTD are calculated using an effective rate of 25.8%.
4. Adjusted provision for income taxes based on effective income tax rate of 36.4% for full year ended Dec. 27, 2012 and excludes impact of net deferred tax benefit.
5. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in our non-qualified deferred compensation plan liabilities.

Denny's
INVESTOR PRESENTATION 41